EXHIBIT 99.0

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Security Financial Bancorp, Inc. ("the Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission ("the Report"), I, John P. Hyland, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

  1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                         /s/ John P. Hyland
                                         ------------------
                                         John P. Hyland
                                         Chief Executive Officer and President
                                         May 15, 2003



A signed original of this written statement required by Section 906 has been provided to Security Financial Bancorp, Inc. and will be retained by Security Financial Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.






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

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Security Financial Bancorp, Inc. ("the Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission ("the Report"), I, Patrick J. Hunt, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

  1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                           /s/ Patrick J. Hunt
                                           -------------------
                                           Patrick J. Hunt
                                           Executive Vice President and Chief
                                           Financial Officer
                                           May 15, 2003




A signed original of this written statement required by Section 906 has been provided to Security Financial Bancorp, Inc. and will be retained by Security Financial Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.






                                       29